Perritt Low Priced Stock Fund (PLOWX)

October 2, 2015

Supplement to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information
each dated February 27, 2015

Perritt Low Priced Stock Fund Reduction of Operating Expense Limitation

Perritt Capital Management, Inc. (the “investment adviser”) has agreed to a 0.11% reduction to the Total Annual Fund Operating Expenses After Waiver and Reimbursement of the Perritt Low Priced Stock Fund (the “Fund”).  Specifically, effective as of October 1, 2015, the investment adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses of the Fund are not expected to exceed 1.39%.  This arrangement cannot be terminated prior to February 28, 2017 without the Board of Directors’ consent.

Therefore, the Fees and Expenses of the Fund table on page 11 of the Prospectus and on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	6.16%
Total Annual Fund Operating Expenses	7.16%
Fees Waived and Expenses Reimbursed(1)	-5.76%
Total Annual Fund Operating Expenses After Waiver and Reimbursement	1.40%
 ———————
(1)  “Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE”) that did not exceed 0.01% of the Fund’s average net assets.  AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as AFFE.

(2)  Effective as of October 1, 2015, the investment adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and AFFE) so that total annual operating expenses are not expected to exceed 1.39%.  Prior to October 1, 2015, the expense limitation was 1.50%.  This arrangement cannot be terminated prior to February 28, 2017 without the Board of Directors’ (the “Board”) consent.  The investment adviser is permitted to recapture amounts waived and reimbursed within three years after the fiscal year in which the adviser earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.

The Fund’s Example on page 11 of the Prospectus and page 2 of the Summary Prospectus is hereby deleted and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$1,594	$2,984	$6,204

The fifth paragraph on page 24 in the Fund’s Statement of Additional Information is hereby deleted and replaced with the following:

The Adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses for the Low Priced Stock Fund do not exceed 1.39% of the Fund’s average NAV.  This arrangement cannot be terminated prior to February 28, 2017 without the consent of the Board of Directors.

The date of this Supplement is October 2, 2015.

Please retain this Supplement for future reference.